UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2026

Cencora, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-16671

Delaware	23-3079390
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1 West First Avenue Conshohocken PA	19428-1800
(Address of principal executive offices)	(Zip Code)

(610) 727-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange (NYSE)
2.875% Senior Notes due 2028	COR28	New York Stock Exchange (NYSE)
3.625% Senior Notes due 2032	COR32	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 13, 2026, Cencora, Inc. (the “Company”) completed the sale of $3.0 billion aggregate principal amount of the Company’s Senior Notes as follows: $500,000,000 aggregate principal amount of the Company’s 3.950% Senior Notes due 2029 (the “2029 Notes”), $500,000,000 aggregate principal amount of the Company’s 4.250% Senior Notes due 2030 (the “2030 Notes”), $500,000,000 aggregate principal amount of the Company’s 4.600% Senior Notes due 2033 (the “2033 Notes”), $1,000,000,000 aggregate principal amount of the Company’s 4.900% Senior Notes due 2036 (the “2036 Notes”) and $500,000,000 aggregate principal amount of the Company’s 5.650% Senior Notes due 2056 (the “2056 Notes” and, together with the 2029 Notes, the 2030 Notes, the 2033 Notes and the 2036 Notes, the “Notes”).

The 2029 Notes were issued under and are governed by an Indenture, dated as of November 19, 2009 (the “Base Indenture”), by and between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented and amended by an Eighteenth Supplemental Indenture, dated as of February 13, 2026, by and between the Company and the Trustee (the “Eighteenth Supplemental Indenture” and, together with the Base Indenture, the “2029 Note Indenture”). The 2030 Notes were issued under and are governed by the Base Indenture, as supplemented and amended by a Nineteenth Supplemental Indenture, dated as of February 13, 2026, by and between the Company and the Trustee (the “Nineteenth Supplemental Indenture” and, together with the Base Indenture, the “2030 Note Indenture”). The 2033 Notes were issued under and are governed by the Base Indenture, as supplemented and amended by a Twentieth Supplemental Indenture, dated as of February 13, 2026, by and between the Company and the Trustee (the “Twentieth Supplemental Indenture” and, together with the Base Indenture, the “2033 Note Indenture”). The 2036 Notes were issued under and are governed by the Base Indenture, as supplemented and amended by a Twenty-First Supplemental Indenture, dated as of February 13, 2026, by and between the Company and the Trustee (the “Twenty-First Supplemental Indenture” and, together with the Base Indenture, the “2036 Note Indenture”). The 2056 Notes were issued under and are governed by the Base Indenture, as supplemented and amended by a Twenty-Second Supplemental Indenture, dated as of February 13, 2026, by and between the Company and the Trustee (the “Twenty-Second Supplemental Indenture” and, together with the Base Indenture, the “2056 Note Indenture”). The 2029 Note Indenture, the 2030 Note Indenture, the 2033 Note Indenture, the 2036 Note Indenture and the 2056 Note Indenture are collectively referred to herein as the “Indentures.”

The 2029 Notes bear interest at a rate of 3.950% per year, payable semiannually in arrears on February 13 and August 13 of each year, beginning on August 13, 2026. The 2029 Notes will mature on February 13, 2029, unless earlier redeemed or repurchased. The Company may redeem the 2029 Notes, in whole or in part, at any time prior to January 13, 2029 at a “make-whole” redemption price set forth in the Eighteenth Supplemental Indenture (which redemption price may not be less than the principal amount of the 2029 Notes to be redeemed) and at any time on or after January 13, 2029 at 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption. The 2030 Notes bear interest at a rate of 4.250% per year, payable semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2026. The 2030 Notes will mature on November 15, 2030, unless earlier redeemed or repurchased. The Company may redeem the 2030 Notes, in whole or in part, at any time prior to October 15, 2030 at a “make-whole” redemption price set forth in the Nineteenth Supplemental Indenture (which redemption price may not be less than the principal amount of the 2030 Notes to be redeemed) and at any time on or after October 15, 2030 at 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption. The 2033 Notes bear interest at a rate of 4.600% per year, payable semiannually in arrears on February 13 and August 13 of each year, beginning on August 13, 2026. The 2033 Notes will mature on February 13, 2033, unless earlier redeemed or repurchased. The Company may redeem the 2033 Notes, in whole or in part, at any time prior to December 13, 2032 at a “make-whole” redemption price set forth in the Twentieth Supplemental Indenture (which redemption price may not be less than the principal amount of the 2033 Notes to be redeemed) and at any time on or after December 13, 2032 at 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption. The 2036 Notes bear interest at a rate of 4.900% per year, payable semiannually in arrears on February 13 and August 13 of each year, beginning on August 13, 2026. The 2036 Notes will mature on February 13, 2036, unless earlier redeemed or repurchased. The Company may redeem the 2036 Notes, in whole or in part, at any time prior to November 13, 2035 at a “make-whole” redemption price set forth in the Twenty-First Supplemental Indenture (which redemption price may not be less than the principal amount of the 2036 Notes to be redeemed) and at any time on or after November 13, 2035 at 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption. The 2056 Notes bear interest at a rate of 5.650% per year, payable semiannually in arrears on February 13 and August 13 of each year, beginning on August 13, 2026. The Company may redeem the 2056 Notes, in whole or in part, at any time prior to August 13, 2055 at a “make-whole” redemption price set forth in the Twenty-Second Supplemental Indenture (which redemption price may not be less than the principal amount of the 2056 Notes to be redeemed) and at any time on or after August 13, 2055 at 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption.

The Notes are unsecured and unsubordinated obligations of the Company. The Notes rank equal in right of payment with all of the Company’s existing and future unsecured and unsubordinated indebtedness and the Notes are structurally subordinated to all indebtedness and other liabilities, including trade payables, of the Company’s subsidiaries.

Subject to a number of important qualifications and exceptions, the Indentures, among other things, limit the Company’s ability and the ability of the Company’s restricted subsidiaries to create liens and to enter into sale and leaseback transactions and limit the Company’s ability to merge or consolidate with or into other entities or to sell, lease or convey all or substantially all of the Company’s and its restricted subsidiaries’ assets, taken as a whole.

The Indentures provide for certain events of default which include (subject in certain cases to grace and cure periods), among others, nonpayment of principal or interest; breach of covenants or warranties in the Indentures; defaults under or failure to pay certain other indebtedness; failure to pay certain final judgments; and certain events of bankruptcy, insolvency, reorganization, administration or similar proceedings. Generally, if an event of default occurs, (i) the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding 2029 Notes may declare all the 2029 Notes to be due and payable immediately, (ii) the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding 2030 Notes may declare all the 2030 Notes to be due and payable immediately, (iii) the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding 2033 Notes may declare all the 2033 Notes to be due and payable immediately, (iv) the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding 2036 Notes may declare all the 2036 Notes to be due and payable immediately and (v) the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding 2056 Notes may declare all the 2056 Notes to be due and payable immediately.

The foregoing is a brief description of certain terms of the Indentures and, by its nature, is incomplete. It is qualified in its entirety by the text of the Indentures. The Company is filing the Eighteenth Supplemental Indenture as Exhibit 4.1 to this Current Report on Form 8-K, the Nineteenth Supplemental Indenture as Exhibit 4.2 to this Current Report on Form 8-K, the Twentieth Supplemental Indenture as Exhibit 4.3 to this Current Report on Form 8-K, the Twenty-First Supplemental Indenture as Exhibit 4.4 to this Current Report on Form 8-K, the Twenty-Second Supplemental Indenture as Exhibit 4.5 to this Current Report on Form 8-K, and has filed the Base Indenture with the Securities and Exchange Commission on November 23, 2009 as Exhibit 4.1 to the Company’s Current Report on Form 8-K, all of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indentures and the Notes is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 7.01. Regulation FD Disclosure.

On February 13, 2026, the Company issued a news release announcing that it closed the offering of the Notes. The news release is being furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

The legal opinion of Morgan, Lewis & Bockius LLP as to the validity of the Notes is attached as Exhibit 5.1 to this Current Report on Form 8-K and such opinion contains the consent of Morgan, Lewis & Bockius LLP to the filing of its opinion as an exhibit to this Current Report on Form 8-K.

Forward-Looking Statements

Certain of the statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”). Words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “sustain,” “synergy,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances and speak only as of the date hereof. These statements are not guarantees of future performance and are based on assumptions and estimates that could prove incorrect or could cause actual results to vary materially from those indicated. A more detailed discussion of the risks and uncertainties that could cause the Company’s actual results to differ materially from those indicated is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 and elsewhere in that report and other reports filed by the Company pursuant to the Securities Exchange Act. The Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by the federal securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Eighteenth Supplemental Indenture, dated February 13, 2026, by and between Cencora, Inc. and U.S. Bank Trust Company, National Association (including Form of 3.950% Senior Note due 2029).
4.2	Nineteenth Supplemental Indenture, dated February 13, 2026, by and between Cencora, Inc. and U.S. Bank Trust Company, National Association (including Form of 4.250% Senior Note due 2030).
4.3	Twentieth Supplemental Indenture, dated February 13, 2026, by and between Cencora, Inc. and U.S. Bank Trust Company, National Association (including Form of 4.600% Senior Note due 2033).
4.4	Twenty-First Supplemental Indenture, dated February 13, 2026, by and between Cencora, Inc. and U.S. Bank Trust Company, National Association (including Form of 4.900% Senior Note due 2036).
4.5	Twenty-Second Supplemental Indenture, dated February 13, 2026, by and between Cencora, Inc. and U.S. Bank Trust Company, National Association (including Form of 5.650% Senior Note due 2056).
5.1	Opinion of Morgan, Lewis & Bockius LLP.
23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).
99.1	News release of Cencora, Inc., dated February 13, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cencora, Inc.

February 13, 2026	By:	/s/ James F. Cleary
		Name:	James F. Cleary
		Title:	Executive Vice President and Chief Financial Officer